 EXHIBIT 10.3

經營管理協議書

Management Agreement

立協議書人:

Parties to this Agreement:

甲方: EOS INC.

乙方: 賴英敏

Party A: EOS INC.

Party B: LAI- ING MING

本協議經雙方在平等互利基礎上達成協議，同意遵守下列條款：

This agreement is made and entered into by and between the parties on the basis of equality and mutual benefit to develop business on terms and conditions mutually agreed upon as follows：

第一條：經營管理協議

Article 1: Management agreement

甲方、乙方進行股權交換後，甲方同意尊重乙方原來之經營管理模式，由賴英敏總裁(LAI- ING MING)繼續擔任公司負責人和執行總裁，除非經董事會終止。

After consummation of the share exchange between the parties pursuant to the Purchase Agreement executed simultaneously with this Agreement, Party A agrees to maintain Party B’s existing operations and that Mr. Ing-Ming Lai shall continue to act as the company’s President and Chief Executive Officer (“CEO”) until the board of directors of Party B decides to terminate Mr. Ing-Ming Lai’s term as the President and CEO of Party B.

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另外，在簽署本協定後，甲方將要指派一名人選在乙方的董事會上。並且乙方同意其董事會只有兩個席位，其中至少有一個是由甲方指派的，這樣的董事會安排一直有效，直到甲乙雙方簽署股東協議或者乙方得到新的資本投資（無論股權或者債權投資）。

In addition, upon execution of this Agreement, Party A shall designate one individual to the board of directors of Party B (“Party B Board”) and Party B Board shall continue maintaining two seats, at least one designated by Party A until the parties reach a shareholder agreement of Party B or Party B receives additional capital investment (in equity or debt).

第二條：生效條件

Article 2: Effective Condition

本協議書於簽約日起生效。

This Agreement shall take effect upon the date of execution.

第三條：準據法及管轄法院

Article 3: Governing Law and Court of Jurisdiction

有關本協議書未盡事宜，悉依中華民國(臺灣)法令規定辦理。凡雙方因本協議書或違反本協議書引起之糾紛、爭議或歧見，雙方同意先本誠信原則協商之，協商不成而涉訟時，雙方特此同意以臺灣臺北地方法院為第一審管轄法院。

This Agreement shall be governed and construed by the laws of the Republic of China (Taiwan). In case of any dispute, claim or disagreement arising in relation to or in connection with this Agreement, Parties shall first seek to resolve any such conflict by mediation in good faith; and upon failure of resolving the dispute amicably; Parties hereby agree to submit the conflict to the Taipei District Court as the court of the first instance.

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第四條：一部無效

Article 4: Severance

本協議書部分條款依法被認為無效時，其他條款仍應繼續有效。

In case any of the provisions hereof shall be deemed invalid by laws, other provisions shall nonetheless continue to take effect.

第五條：契約份數

Article 5: Counterparts

本協議書壹式貳份，由甲乙雙方各執壹份為憑。

This Agreement shall be executed in two identical counterparts, and Party A and B shall each bear one such counterpart.

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立約人：

Parties:

甲方：

Party A: /s/ He-Siang Yang

EOS INC.

負責人： HE SIANG YANG

Authorized Representative: HE SIANG YANG

地址：台北市中山區中山北路2段162號7樓之1

Address: 7F.-1, No. 162, Sec. 2, Zhongshan N. Rd., Zhongshan Dist., Taipei City 104, Taiwan (R.O.C.)

FEIN：30-0873246 (NEVADA STATE)

乙方：

Party B: /s/ Ing-Ming Lai

賴英敏

LAI ING MING

地址：台北市信義區信義路6段15巷18弄8號10樓

Address: 10F., No.8, Aly. 18, Ln. 15, Sec. 6, Xinyi Rd., Xinyi Dist., Taipei City 110, Taiwan

身分證字號：xxxxxxxxxxx

Personal ID Number: xxxxxxxxxx

西元 年 月 日

Date: August 7, 2019

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